Exhibit 10.18

ADDENDUM TO PURCHASE AGREEMENT

Reference is made to that Purchase Agreement (the “Purchase Agreement”) dated May 16, 2011 by and between Odyssey (III) DP XVII, LLC, a Florida limited liability company (“Seller”), and Phillips Edison Group LLC, an Ohio limited liability company (“Original Buyer”), with respect to the shopping center property in Polk County, Florida commonly known as St. Charles Plaza. as submitted by Original Buyer in connection with the bankruptcy auction sale of the Property and certain other assets of Seller and related debtors held May 17, 2011, in Tampa, Florida (the “Auction”). All capitalized identified terms not expressly defined herein shall have the meanings set forth in the Purchase Agreement

Recitals.

A. At the Auction, Original Buyer was the prevailing bidder for the Property, and pursuant to that bankruptcy order entered May 20, 2011, among other things confirming the sale of the Property (the “Sale Order”), Original Buyer’s bid for the Property was approved as the highest and best bid.

B. Pursuant to agreement of Seller prior to the Auction, the prevailing bidder was to have the right to amend its purchase agreement as originally submitted in order to benefit from certain contractual terms set forth.

C. The Sale Order also provides that the purchase agreement submitted by the prevailing bidder might be adjusted in certain respects so long as there was no material alteration to the fundamental business terms.

D. The Sale Order recognized Original Buyer’s affiliate, St. Charles Station LLC, a Delaware limited liability company, as the buyer of the Property in place of Original Buyer.

E. Seller, Original Buyer and Buyer have agreed to certain adjustments to the Purchase Agreement, as set forth in this Addendum to Purchase Agreement (“Addendum”).

Now, Therefore, in conformity with the premises set forth in the above Recitals and pursuant to the Sale Order, the parties hereby agree to the following terms, which shall supplement and amend the terms of the Purchase Agreement (all Section references below shall be to corresponding sections of the Purchase Agreement).

1. This Addendum is intended to be construed consistently with the terms of the Purchase Agreement, provided that in the event of any conflict between this Addendum and the Purchase Agreement, the terms hereof shall govern.

2. Sections 2 and 2b. shall be revised to provide that the total purchase price for the Property shall be Ten Million One Hundred Thousand Dollars ($10,100,000) (subject to closing prorations).

3. Section 3 shall be modified to read in its entirety as follows:

Conveyance. At Closing, Seller shall convey to Buyer fee simple marketable title to the Property by Special Warranty Deed (the “Deed”) in the form attached hereto and incorporated herein as Exhibit “D, provided that the Property shall be conveyed free and clear of all liens, claims, interests and encumbrances to the extent authorized by Section 363(f) of the Bankruptcy Code.

4. Section 6e. shall be revised by inserting in line four thereof after the words, “in the amount of the purchase price,” the phrase, “and effective as of the date and time of recording of the Deed,”.

5. Section 6f. shall be revised to read in its entirety as follows:

Waiver of Right of First Refusal. On or before the Closing date, Seller shall deliver to Buyer a written confirmation, executed by Publix, which may be in the form of an order filed with, and approved by, the Bankruptcy court, reasonably acceptable to Buyer, pursuant to with Publix waives the right of first refusal contained in its Lease with respect to the sale of the Property to Buyer pursuant to this Agreement, provided that such waiver shall apply to this transaction only and Publix’ right of first refusal shall survive the Closing.

6. A Section 6g. shall be added as follows:

Leases; Service Contracts. The Bankruptcy Court shall have entered an order approving the Debtor’s Motion for Authority to Assume and/or Assign Certain Contracts and Leases to Purchaser(s) Free and Clear of All Liens, Claims and Encumbrances (“Debtor’s Motion”), as to all leases affecting the Property as set forth in Schedules 1 and 2 of such motion. There shall be no leases, occupancy agreements or service contracts affecting the Property other than (i) the leases identified in the aforesaid Schedules 1 and 2, and (ii) the Haines City Water and Wastewater System Standard Developer’s Service Agreement (the “Water Services Agreement”). Buyer acknowledges that it has received satisfactory evidence that assignment to Buyer of the Water Services Agreement has been approved by Haines City, and Buyer further acknowledges and agrees that the Water Services Agreement shall be assigned to Buyer pursuant to the Bill of Sale, Assignment and Assumption identified in paragraph 14 hereof. In the event that there are any new leases, occupancy agreements or service contracts that are not identified herein, in Debtor’s Motion or identified in the title exception documents listed in Section 6e, Seller shall immediately deliver same to Buyer for its review and approval. In the event Buyer does not approve any such new leases, occupancy agreements or service contracts, Buyer reserves the right to petition the Bankruptcy Court to reject any of those leases, occupancy agreements and/or service contracts.

7. A Section 6h. shall be added as follows:

Objections. Seller shall have cured/satisfied all Objections, including all Cure Claims and all Allowed Cure Claims (as such terms are defined and/or used in Debtors’ Motion).

8. An additional, unnumbered paragraph shall be added at the end of Section 6, as follows:

If by the date and time of Closing any of the foregoing conditions are not satisfied for any reason whatsoever, or, alternatively, are not expressly waived by Buyer in writing, Buyer may terminate this Agreement by written notice to Seller, in which case the Escrow Agent shall promptly disburse the Deposit to Buyer.

9. An additional Section 8(d)(5) shall be added as follows:

(5) Seller shall deliver to Buyer all security deposit is paid by tenants under the Leases, or, alternatively, give Buyer a credit for such security deposits at Closing.

10. The last sentence of Section 8(d)(3), reading, “Buyer shall not have the right to keep any rents collected for time periods prior to the Closing that may be unpaid as of the date of Closing” shall be deleted in its entirety.

11. Section 8e shall be modified by adding after the last words of the current paragraph, “the Bankruptcy Court”, the phrase, “provided such costs do not exceed $10,000.00 or are approved by Buyer, which approval shall not be unreasonably withheld.” Further, a related Section 8f. shall be added as follows:

Payments by Buyer. Except for payment of the deposit, the cash due at Closing in accordance with Section 2(b), and those certain closing costs identified in Section 8e. above which are Buyer’s obligations to pay, Buyer shall not be obligated to pay any other sums of money in connection with the purchase of the Property pursuant to this Agreement.

12. Pursuant to Section 13, Stearns Weaver Miller Weissler Aldhadoff & Sitterson, P.A., as agent (“Title Agent”) for the Title Insurance Company, shall continue in such capacity for purposes of issuance of the Title Insurance Policy, provided that William Weinheimer, with the National Business Unit of Chicago Title Insurance Company in Pittsburg, PA shall act as closing escrow agent for Closing of the purchase and sale of the Property, in coordination with Title Agent.

13. [Intentionally deleted].

14. Exhibit D, the form of Deed, and Exhibit E, the form of Bill of Sale, Assignment and Assumption, as attached to the original form of purchase agreement circulated by Seller, shall be modified as set forth in the respective forms of such documents attached to this Addendum.

15. The Addendum may be executed in counterparts.

This Addendum is executed this 9th day of June, 2011.

PHILLIPS EDISON GROUP LLC, an Ohio limited liability company

By:		/s/ Robert F. Myers
Robert F. Myers, Chief Operating Officer

ST. CHARLES STATION LLC,
a Delaware limited liability company

By:		R. Mark Addy
R. Mark Addy, President

ODYSSEY (III) DP XVII, LLC,
a Florida limited liability company

By:		OC DIP, LLC
Its Manager

	By:	/s/ Robert L. Madden
Robert L. Madden, President

This Instrument was Prepared By,

Record and Return To:

David A. Messinger, Esq.

Stearns Weaver Miller Weissler

Alhadeff & Sitterson, P.A.

150 West Flagler Street, Suite 2200

Miami, Florida 33130

Property Appraiser Identification No:

322627-709500-040011

322627-709500-040030

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED made this      day of June, 2011, between ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company, as Debtor-in-Possession under Case No. 8:10-bk-18715, as jointly administered under Case No. 8:10-bk-18713, United States Bankruptcy Court for the Middle District of Florida, Tampa, Florida (the “Grantor”), whose post office address is 500 South Florida Avenue, Suite 700, Lakeland, Florida 33801 and ST. CHARLES STATION LLC, a Delaware limited liability company (the “Grantee”), whose post office address is 11501 Northlake Drive, Cincinnati, Ohio 45249. The terms “Grantor” and “Grantee” in this instrument includes the respective successors and assigns of said parties.

W I T N E S S E T H:

THAT the Grantor, for and in consideration of the sum of Ten Dollars ($10.00) to it in hand paid by the Grantee, the receipt and sufficiency whereof is hereby acknowledged, does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the Grantee without representations, warranties or covenants Grantor’s interest, if any, in the real property (the “Property”) lying and being in Polk County, Florida, as described in Exhibit “A” attached hereto and made a part hereof.

THIS CONVEYANCE IS PURSUANT TO AND IN COMPLIANCE WITH AN ORDER CONFIRMING JOINT CHAPTER 11 PLAN OF LIQUIDATION FOR ODYSSEY (III) DP XVII, LLC, CRF-PANTHER IX, LLC AND PARADISE SHOPPES AT APOLLO BEACH, LLC UNDER CHAPTER 11 OF TITLE 11, UNITED STATES CODE AND APPROVING SALES OF ASSETS DATED MAY 20, 2011 ENTERED IN BANKRUPTCY PROCEEDINGS FILED IN CASE NO. 8:10-bk-18715, AS JOINTLY ADMINISTERED

UNDER CASE NO. 8:10-bk-18713, UNITED STATES BANKRUPTCY COURT FOR THE MIDDLE DISTRICT OF FLORIDA, TAMPA DIVISION; STYLED IN RE: ODYSSEY (III) DP XVII, LLC, A FLORIDA LIMITED LIABILITY COMPANY, SUCCESSOR BY NAME CHANGE FROM HOLLY HILL PARTNERS, LLC, A FLORIDA LIMITED LIABILITY COMPANY, SUCCESSOR BY MERGER FROM CRF-PANTHER IV, LLC, A FLORIDA LIMITED LIABILITY COMPANY AS DEBTOR IN POSSESSION (the “Order”).

THIS CONVEYANCE IS SUBJECT TO: taxes and assessments for the year 2011 and all subsequent years; zoning and other governmental regulations, laws and ordinances affecting the Property; and all easements, restrictions, declarations, mineral reservations, covenants, reservations, agreements and any other matters as shown in the public records of Polk County, Florida (hereinafter collectively the “Permitted Exceptions”), provided that notwithstanding the aforesaid, this conveyance shall be free and clear of all liens, claims, interests, and encumbrances, including without limitation, all “Encumbrances” as defined in the above-referenced Order, to the extent authorized by Section 363(f) of the Bankruptcy Code and as provided in such Order.

TOGETHER with all the tenements, hereditaments, easements and appurtenances belonging or in any way appertaining to the Property.

TOGETHER with all buildings, fixtures and other improvements as presently located on the Property,

TOGETHER with all of the Grantor’s right, title and interest in and to any existing or proposed streets, roadways, alleys and/or rights of way which are adjacent to the Property.

TO HAVE AND TO HOLD the same together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title, interest, lien, equity and claim whatsoever of Grantor, either in law or equity, to the only proper use and benefit of Grantee forever. And Grantor hereby covenants with Grantee that, except for the Permitted Exceptions described above, that at the time of delivery of this Special Warranty Deed, the Property was free from all encumbrances made by it, and that it will warrant and defend the same against the lawful claims and demands of all persons claiming by or through or under it, but against more other.

GRANTEE ACKNOWLEDGES THAT GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO TITLE, THE PHYSICAL CONDITION, OR ANY OTHER MATTER AFFECTING OR RELATED TO THE PROPERTY OR ANY IMPROVEMENTS THEREON. GRANTEE EXPRESSLY AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE PROPERTY AND ANY IMPROVEMENTS THEREON ARE CONVEYED “AS IS” AND “WITH ALL FAULTS,” AND GRANTOR EXPRESSLY DISCLAIMS, AND GRANTEE ACKNOWLEDGES AND ACCEPTS THAT GRANTOR HAS DISCLAIMED, ANY AND ALL

REPRESENTATIONS, WARRANTIES OR GUARANTEES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY AND ANY IMPROVEMENTS THEREON, INCLUDING WITHOUT LIMITATION, (i) THE VALUE, CONDITION, MERCHANTABILITY, HABITABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE PROPERTY AND ANY IMPROVEMENTS THEREON, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY SUCH IMPROVEMENTS, (iii) TITLE TO THE PROPERTY, AND (iv) THE MANNER OF REPAIR, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF ANY SUCH IMPROVEMENTS.

IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be executed on the day and year first above written.

WITNESSES:	GRANTOR:

ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company, as Debtor-in-Possession under Case No. 8:10-bk-18715, as jointly administered under Case No. 8:10-bk-18713, United States Bankruptcy Court for the Middle District of Florida

	By:	OC DIP, LLC, a Florida limited liability company, its Manager

By:
		Name:	Robert L. Madden
Print:		Title:	President

Print:

Acknowledgment Appears on the Following Page]

ACKNOWLEDGMENT

STATE OF FLORIDA               )

COUNTY OF                              )

The foregoing instrument was sworn to, subscribed, and acknowledged before me this      day of June, 2011, by Robert L. Madden, as President of OC DIP, LLC, a Florida limited liability company, the Manager of ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company, as Debtor-in-Possession under Case No. 8:10-bk-18715, as jointly administered under Case No. 8:10-bk-18713, United States Bankruptcy Court for the Middle District of Florida, on behalf of the company. He is personally known to me or presented a                      driver’s license as identification and did not take an oath.

Notary Stamp/Seal:	Notary Signature:
Notary Print:
Notary Public, State of
Commission No.:
My Commission:

EXHIBIT “A”

THE PROPERTY

PARCEL 1: Tracts 1 and 2, AND the North 1/2 of Tracts 15 and 16 in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, FLORIDA DEVELOPMENT CO. TRACT, according to the map or plat thereof as recorded in Plat Book 3, Page 60 through 63 inclusive, of the Public Records of Polk County, Florida;

LESS AND EXCEPT roadways.

PARCEL 2: Tract 3 and 14 and the South Half of Tract 15 and the South Half of Tract 16, in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per the subdivision of the FLORIDA DEVELOPMENT COMPANY; being in the West 1/2 of the East 1/2 of the Northwest 1/4 of the Southwest 1/4; and the South 1/2 of the Southwest 1/4 of the Northwest 1/4 of the Southwest 1/4 of said Section, Township and Range;

LESS .76 acres conveyed to the State of Florida for right of way purposes, which is described as: That part of the South 1/2 of said Tract 16 which lies East of and within 125 feet of the survey line which begins on the South boundary of Northwest 1/4 of Southwest 1/4 of said Section 32, at a point 7.2 feet East from the Southwest corner of said forty, and runs thence North 0° 11’ West, 1319.65 feet to the North boundary of said forty, to a point 6.0 feet East from the Northwest corner thereof;

LESS and EXCEPT that part taken by that certain Order of Taking recorded in Official Records Book 6109, Page 949 of the Public Records of Polk County, Florida;

ALSO LESS AND EXCEPT the following described land: (“Florida Department of Transportation Taking”) Those portions of Tracts 14, 15 and 16, Map of Florida Development Co. Tract lying in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per plat thereof recorded in Plat Book 3, Page 60, of the Public Records of Polk County, Florida, being described as follows: Commence at the Southwest corner of said Section 32; thence along the South line of said Section 32, South 89° 58’ 08” East a distance of 43.36 feet to the survey base line of State Road 25 (U.S. 27); thence along said survey base line North 00° 21’ 27” West a distance of 1,339.49 feet; thence South 89° 52’ 10” East a distance of 93.00 feet to the intersection of the Easterly existing right of way line of said State Road 25 (per Section 1618-203) and the South line of said Tract 16 for a POINT OF BEGINNING; thence along said Easterly existing right of way line North 00° 21’ 27” West a distance of 36.46 feet to the Easterly existing right of way line of said State Road 25 (per Section 16180-2505); thence along said Easterly existing right of way line the following two (2) courses: 1) North 89° 19’ 18” East a distance of 15.00 feet; 2) North 00° 21’ 27” West a distance of 286.90 feet to end said courses; thence South 89° 50’ 41” East a distance of 588.12 feet; thence South 00° 05’ 24” East a distance of 323.31 feet to the South line of said Tract 14; thence along the South line of said Tracts 14, 15 and 16, North 89° 52’ 10” West a distance of 601.61 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT FROM PARCELS 1 AND 2 the following described land: (“Conveyance to Polk County”) A portion of Tracts 1, 2 and 3 of Florida Development Company as recorded in Plat Book 3, Pages 60-63, of the Public Records of Polk County, Florida, also being a portion of the Southwest Quarter of Section 32, Township 26, South, Range 27 East, being more particularly described as follows: BEGIN at the Northeast corner of said Tract 3; thence South 00° 11’ 31” East along the East line of said Tract 3 a distance of 34.98 feet; thence South 89° 52’ 09” West parallel to and 35 feet distant from the North line of said Tracts 1, 2 and 3 a distance of 836.57 feet to the East right of way line of U.S. Highway 27 as shown on State Road Department Right of Way Map Section 16180-2505; thence along said right of way for the following three (3) calls; (1) North 00° 21’ 24” West a distance of 12.44 feet; (2) thence North 89° 40’ 36” East a distance of 99.98 feet; (3) thence North 00° 19’ 24” West a distance of 22.20 feet to the North line of said Tract 1 and the South right of way of Holly Hill Road; thence North 89° 52’ 09” East along the North line of said Tracts 1, 2 and 3 and the South right of way of Holly Hill Road a distance of 736.68 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT the following described land: Out Parcel A as conveyed by Warranty Deed recorded in Official Records Book 7721, Page 614, of the Public Records of Polk County, Florida being more particularly described as follows: A portion of Tracts 1, 2, 15 and 16 of Florida Development Company as recorded in Plat Book 3, Pages 60-63 of the Public Records of Polk County, also being a portion of the Southwest 1/4 of Section 32, Township 26 South, Range 27 East being more particularly described as follows: Commence at the Southwest corner of said Section 32; thence S 89° 58’ 10” E along the South line of said Section 32, a distance of 43.36 feet to the survey base line of State Road 25 (U.S. 27); thence N 00° 21’ 58” W along said survey base line a distance of 1339.49 feet; thence S 89° 54’ 33” E a distance of 93.00 feet to the intersection of the easterly existing right of way line of State Road 25 (per Section 1618-203) and the South line of said Tract 16; thence Northerly along said East right of way for the following five calls: (1) N 00° 21’ 24” W a distance of 36.07 feet; (2) N 89° 38’ 36” E a distance of 15.00 feet; (3) thence N 00° 21’ 24” W a distance of 500.00 feet; (4) thence N 89° 38’ 36” E a distance of 10.00 feet; (5) thence N 00° 21’ 24” W a distance of 46.96 feet to the POINT OF BEGINNING; thence continue N 00° 21’ 24” W along said right of way a distance of 236.86 feet; thence N 89° 38’ 36” E a distance of 256.00 feet; thence S 00° 21’ 24” E a distance of 163.35 feet to the beginning of a curve concave to the Northwest and having a radius of 5.00 feet; thence along said curve to the right through a central angle of 72° 43’ 13” an arc distance of 6.35 feet (chord = 5.93 feet; chord bearing = S 36° 00’ 13” W) to a point of reverse curvature with a curve concave to the Southeast and having a radius of 435.00 feet; thence along said curve to the left through a central angle of 9° 54’ 16” an arc distance of 75.20 feet (chord = 75.10 feet; chord bearing = S 67° 24’ 42” W) to a point of reverse curvature with a curve concave to the North and having a radius of 365.00 feet; thence along said curve to the right through a central angle of 27° 11’ 02” an arc distance of 173.17 feet (chord = 171.55 feet, chord bearing = S 76° 03’ 05” W); thence S 89° 38’ 36” W a distance of 16.22 feet to the POINT OF BEGINNING.

BILL OF SALE, ASSIGNMENT AND ASSUMPTION

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION is made as of the      day of June, 2011, by and between ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company (“Assignor”), and ST. CHARLES STATION LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

a. All right, title and interest of Assignor in and to all tangible personal property (“Personalty”) located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in the County of Polk, State of Florida, as more particularly described in Exhibit “A” attached hereto and made a part hereof (“Real Property”), but excluding tangible personal property owned or leased by Assignor’s property manager or the tenants of the Real Property under the Leases (as defined below). Assignor warrants to Assignee that Assignor is the lawful owner of such Personalty, that it is free from all encumbrances and liens whatsoever and that Seller has the unrestricted right to sell such Personalty.

b. All right, title and interest of Assignor in and to those certain leases described on Exhibit “B” attached hereto and made a part hereof (the “ Leases”), relating to the leasing of space in the Real Property and all of the rights, interests, benefits and privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefore under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Leases.

c. To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on Exhibit “C” attached hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the “Contracts”).

d. To the extent assignable, all right, title and interest of Assignor in and to,

if any, without warranty, in all intangible personal property related to the Real Property and the improvements located thereon, including, without limitation: all trade names and trademarks associated with the Real Property and the improvements, including Assignor’s rights and interests, if any, in the name of the Real Property; the plans and specifications and other architectural and engineering drawings for the improvements, if any; governmental permits, approvals and licenses, if any (to the extent assignable without cost to Seller); and telephone exchange numbers.

2. This Bill of Sale, Assignment and Assumption is given pursuant to that certain Purchase Agreement together with the Addendum thereto dated as of May     , 2011, (the “Purchase Agreement”) dated as of May 16, 2011, between Assignor and Phillips Edison Group LLC, an Ohio limited liability company, as assigned to Assignee, providing for, among other things, the conveyance of the Personalty, the Tenant Leases and the Contracts.

3. OTHER THAN AS EXPRESSLY SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT, THE PROPERTY CONVEYED HEREUNDER IS CONVEYED BY ASSIGNOR AND ACCEPTED BY ASSIGNEE AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE.

4. Assignee hereby accepts the assignment of the Personalty, the Leases and the Contracts and agrees to assume and discharge, in accordance with the terms herein, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all leasing commissions and costs for tenant improvements which are set forth on Exhibit “D” attached hereto.

5. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys’ fees) arising out of or relating to Assignee’s failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

6. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys’ fees) arising out of or relating to Assignor’s failure to perform any of the obligations of Assignor under the Leases or Contracts, to the extent arising or accruing prior to the date hereof.

7. This Bill of Sale, Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale, Assignment and Assumption as of the date last above written.

ASSIGNOR:

ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company

By:	OC DIP, LLC, a Florida limited liability company, its Manager

By:
Name: Robert L. Madden
Title: President

ASSIGNEE:

ST CHARLES STATION LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF FLORIDA                         )

                                                                 ) ss:

COUNTY OF                                         )

The foregoing instrument was acknowledged before me this      day of June, 2011, by Robert L. Madden, as President of OC DIP, LLC, a Florida limited liability company, the Manager of ODYSSEY (III) DP XVII, LLC, a Florida limited liability company, successor by name change from Holly Hill Partners, LLC, a Florida limited liability company, successor by merger from CRF-Panther IV, LLC, a Florida limited liability company, on behalf of the company. He is (check one)              personally known to me or              has produced              as identification.

Notary Public Signature
Print Name
State of Florida at Large My Commission Expires:

[SEAL]

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

The foregoing instrument was acknowledged before me this      day of June, 2011, by                     ,                      of ST. CHARLES STATION LLC, a Delaware limited liability company, on behalf of the company. He is (check one)          personally known to me or              has produced                      as identification.

Notary Public Signature
Print Name
My Commission Expires:

[SEAL]

EXHIBIT A

REAL PROPERTY

PARCEL 1: Tracts 1 and 2, AND the North 1/2 of Tracts 15 and 16 in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, FLORIDA DEVELOPMENT CO. TRACT, according to the map or plat thereof as recorded in Plat Book 3, Page 60 through 63 inclusive, of the Public Records of Polk County, Florida;

LESS AND EXCEPT roadways.

PARCEL 2: Tract 3 and 14 and the South Half of Tract 15 and the South Half of Tract 16, in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per the subdivision of the FLORIDA DEVELOPMENT COMPANY; being in the West 1/2 of the East 1/2 of the Northwest 1/4 of the Southwest 1/4; and the South 1/2 of the Southwest 1/4 of the Northwest 1/4 of the Southwest 1/4 of said Section, Township and Range;

LESS .76 acres conveyed to the State of Florida for right of way purposes, which is described as: That part of the South 1/2 of said Tract 16 which lies East of and within 125 feet of the survey line which begins on the South boundary of Northwest 1/4 of Southwest 1/4 of said Section 32, at a point 7.2 feet East from the Southwest corner of said forty, and runs thence North 0° 11’ West, 1319.65 feet to the North boundary of said forty, to a point 6.0 feet East from the Northwest corner thereof;

LESS and EXCEPT that part taken by that certain Order of Taking recorded in Official Records Book 6109, Page 949 of the Public Records of Polk County, Florida;

ALSO LESS AND EXCEPT the following described land: (“Florida Department of Transportation Taking”) Those portions of Tracts 14, 15 and 16, Map of Florida Development Co. Tract lying in the Southwest 1/4 of Section 32, Township 26 South, Range 27 East, as per plat thereof recorded in Plat Book 3, Page 60, of the Public Records of Polk County, Florida, being described as follows: Commence at the Southwest corner of said Section 32; thence along the South line of said Section 32, South 89° 58’ 08” East a distance of 43.36 feet to the survey base line of State Road 25 (U.S. 27); thence along said survey base line North 00° 21’ 27” West a distance of 1,339.49 feet; thence South 89° 52’ 10” East a distance of 93.00 feet to the intersection of the Easterly existing right of way line of said State Road 25 (per Section 1618-203) and the South line of said Tract 16 for a POINT OF BEGINNING; thence along said Easterly existing right of way line North 00° 21’ 27” West a distance of 36.46 feet to the Easterly existing right of way line of said State Road 25 (per Section 16180-2505); thence along said Easterly existing right of way line the following two (2) courses: 1) North 89° 19’ 18” East a distance of 15.00 feet; 2) North 00° 21’ 27” West a distance of 286.90 feet to end said courses; thence South 89° 50’ 41” East a distance of 588.12 feet; thence South 00° 05’ 24” East a distance of 323.31 feet to the South line of said Tract 14; thence along the South line of said Tracts 14, 15 and 16, North 89° 52’ 10” West a distance of 601.61 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT FROM PARCELS 1 AND 2 the following described land: (“Conveyance to Polk County”) A portion of Tracts 1, 2 and 3 of Florida Development Company as recorded in Plat Book 3, Pages 60-63, of the Public Records of Polk County, Florida, also being a portion of the Southwest Quarter of Section 32, Township 26, South, Range 27 East, being more particularly described as follows: BEGIN at the Northeast corner of said Tract 3; thence South 00° 11’ 31” East along the East line of said Tract 3 a distance of 34.98 feet; thence South 89° 52’ 09” West parallel to and 35 feet distant from the North line of said Tracts 1, 2 and 3 a distance of 836.57 feet to the East right of way line of U.S. Highway 27 as shown on State Road Department Right of Way Map Section 16180-2505; thence along said right of way for the following three (3) calls; (1) North 00° 21’ 24” West a distance of 12.44 feet; (2) thence North 89° 40’ 36” East a distance of 99.98 feet; (3) thence North 00° 19’ 24” West a distance of 22.20 feet to the North line of said Tract 1 and the South right of way of Holly Hill Road; thence North 89° 52’ 09” East along the North line of said Tracts 1, 2 and 3 and the South right of way of Holly Hill Road a distance of 736.68 feet to the POINT OF BEGINNING.

ALSO LESS AND EXCEPT the following described land: Out Parcel A as conveyed by Warranty Deed recorded in Official Records Book 7721, Page 614, of the Public Records of Polk County, Florida being more particularly described as follows: A portion of Tracts 1, 2, 15 and 16 of Florida Development Company as recorded in Plat Book 3, Pages 60-63 of the Public Records of Polk County, also being a portion of the Southwest 1/4 of Section 32, Township 26 South, Range 27 East being more particularly described as follows: Commence at the Southwest corner of said Section 32; thence S 89° 58’ 10” E along the South line of said Section 32, a distance of 43.36 feet to the survey base line of State Road 25 (U.S. 27); thence N 00° 21’ 58” W along said survey base line a distance of 1339.49 feet; thence S 89° 54’ 33” E a distance of 93.00 feet to the intersection of the easterly existing right of way line of State Road 25 (per Section 1618-203) and the South line of said Tract 16; thence Northerly along said East right of way for the following five calls: (1) N 00° 21’ 24” W a distance of 36.07 feet; (2) N 89° 38’ 36” E a distance of 15.00 feet; (3) thence N 00° 21’ 24” W a distance of 500.00 feet; (4) thence N 89° 38’ 36” E a distance of 10.00 feet; (5) thence N 00° 21’ 24” W a distance of 46.96 feet to the POINT OF BEGINNING; thence continue N 00° 21’ 24” W along said right of way a distance of 236.86 feet; thence N 89° 38’ 36” E a distance of 256.00 feet; thence S 00° 21’ 24” E a distance of 163.35 feet to the beginning of a curve concave to the Northwest and having a radius of 5.00 feet; thence along said curve to the right through a central angle of 72° 43’ 13” an arc distance of 6.35 feet (chord = 5.93 feet; chord bearing = S 36° 00’ 13” W) to a point of reverse curvature with a curve concave to the Southeast and having a radius of 435.00 feet; thence along said curve to the left through a central angle of 9° 54’ 16” an arc distance of 75.20 feet (chord = 75.10 feet; chord bearing = S 67° 24’ 42” W) to a point of reverse curvature with a curve concave to the North and having a radius of 365.00 feet; thence along said curve to the right through a central angle of 27° 11’ 02” an arc distance of 173.17 feet (chord = 171.55 feet, chord bearing = S 76° 03’ 05” W); thence S 89° 38’ 36” W a distance of 16.22 feet to the POINT OF BEGINNING.

EXHIBIT B

TENANT LEASES

[See Attached]

EXHIBIT C

CONTRACTS

City of Haines City Water and Wastewater System Standard Developer’s Service Agreement recorded March 28, 2007, in Official Records Book 7226, Page 1788, of the Public Records of Polk County, Florida.

EXHIBIT D

LEASE COSTS AND EXPENSES

[NONE]